ICM Funds
---------

ICM SERIES TRUST
ICM/ISABELLE SMALL CAP VALUE FUND

Institutional Shares
Investment Shares


P R O S P E C T U S

May 3, 1999

Revised as of August 23, 1999

o The fund invests in the common stock of small companies that are believed to have the potential for substantial appreciation over time

o The fund is designed for long-term investors who are able to tolerate the volatility that exists with investing in small company stocks


--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Information About the Fund .................................................. 1
Investment Objective and Philosophy ......................................... 1
Principal Investment Strategies ............................................. 1
Principal Risks ............................................................. 3
Past Performance ............................................................ 4
Fees and Expenses ........................................................... 4
Understanding Expenses ...................................................... 5
The Fund's Management ....................................................... 6
Portfolio Management ........................................................ 6
Portfolio Turnover .......................................................... 6
Year 2000 Readiness ......................................................... 6
Information About Your Account .............................................. 7
Purchasing Shares ........................................................... 7
Opening an Account .......................................................... 7
Share Classes ............................................................... 7
Distribution Arrangements ................................................... 7
Determining Share Price ..................................................... 8
Selling Shares .............................................................. 9
Distributions and Taxes ..................................................... 11
Tax Considerations .......................................................... 11
Tax Consequences ............................................................ 11
Financial Highlights ........................................................ 13




                      Why You Should Read This Prospectus
                      -----------------------------------
Reading the prospectus will help you to decide whether the ICM/Isabelle Small Cap Value Fund is the right investment for you. It allows you to compare the fund's objective, principal investment strategies, principal risks and performance with other mutual funds. Please keep it for future reference.

INFORMATION ABOUT THE FUND
--------------------------

INVESTMENT OBJECTIVE AND PHILOSOPHY
-----------------------------------

The fund seeks capital appreciation by investing its assets primarily in relatively undervalued common stocks of domestic small companies.


PRINCIPAL  INVESTMENT  STRATEGIES
---------------------------------

Ironwood Capital Management, LLC (ICM), the fund's investment adviser, seeks to combine the risk-averse nature of value investing with the superior long-term capital appreciation potential of small company stocks. The fund invests at least 80% of its assets in companies that have market capitalizations of less than $1 billion at the time of purchase. Market capitalization is the stock price multiplied by the total number of shares outstanding. It is ICM's intention to be fully invested in small cap securities at all times. To maintain the fund's investment objective it will close to new investors when assets reach $500 million. Using a bottom-up approach with fundamental analysis, ICM analyzes a company's recent valuation, price/earnings ratio and tangible assets, such as cash, real estate and equipment, to determine whether it presents the best value in terms of current price, cash flow, and current and forecasted earnings. ICM believes that this approach helps to identify companies whose market value is substantially below true economic value. These companies are often neglected, overlooked or out-of-favor in the market. As a result, their current stock prices may not reflect the companies' long-term economic value. Frequently, these companies exhibit one or more of the following traits:

o a company in transition, or in the process of being turned-around

o emerging, the company has a new product or innovation to offer the marketplace

o positioned to benefit from internal changes, such as a shift in management, or external catalysts, such as a cyclical turn-around of a depressed business or industry.


[CALLOUT]
BOTTOM-UP APPROACH TO INVESTING refers to the analysis of individual company information before considering the impact of industry and economic trends.

[CALLOUT]
FUNDAMENTAL ANALYSIS is the analysis of company financial statements to forecast future price movements using past records of assets, earnings, sales, products, management and markets.

In selecting these securities, an in-depth research and analysis of each company is conducted. ICM looks at:

o potential cash flow

o quality and commitment of management

o overall financial strength

o existing assets.

ICM often conducts in-person visits or discussions with management as well.

Although it is unlikely, the fund may also invest its assets in other securities or engage in different investment practices. These securities and practices are not part of the fund's principal investment strategies, but may be used from time to time to supplement or enhance the fund's principal investment strategies in an effort to achieve the fund's investment objectives. They include convertible and debt securities, foreign securities, rights and warrants, illiquid and restricted securities, below investment-grade debt securities, commonly referred to as "junk bonds," repurchase agreements, when issued and delayed delivery securities, hedging transactions, short sales against the box, lending portfolio securities and borrowing money. Investments in these securities and engaging in any of these investment practices offer certain opportunities and carry various risks. Please refer to the statement of additional information for more information on these securities and investment practices.

ICM may sell a security when it achieves the clearly defined target price. A security may also be sold if any of the following occur:

o a disruptive change in management

o the company is unable to operate under its financial burdens

o the cycle fails to materialize

o a company's product or technology cannot be commercialized

o the investment time horizon of 2-to-3 years is exceeded.


[CALLOUT]
VALUE INVESTING is an approach to investing that seeks to identify, through in-depth research and analysis, companies that are undervalued in the market place -- companies whose market value is less than their economic value. Such companies are often out of favor or not closely followed by investors, but offer the potential for substantial appreciation over time.

PRINCIPAL RISKS
---------------

There are two basic risks prevalent in all mutual funds investing in common stock: "management" and "market" risks:

o MANAGEMENT RISK means that your investment in the fund varies with the success and failure of ICM's value-oriented investment strategies and ICM's research, analysis and determination of portfolio securities. If ICM's investment strategies do not produce the expected results, your investment could be diminished or even lost.

o MARKET RISK means that the price of common stock may move down in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the individual company. Additionally, because the fund invests in common stocks, its share price will change daily in response to stock market movements.

SMALL CAP STOCKS

Because the fund invests in small companies the fund's share price may be more volatile than the share price of funds investing in larger companies. Small companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. If small companies fall out-of-favor with the market and investors, the price of your shares may fall, causing the value of your investment in the fund to fall.

VALUE INVESTING

Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

DEFENSIVE INVESTING

For temporary defensive purposes, the fund may hold cash or invest its net assets in short-term securities including U.S. Treasury securities, high quality commercial paper and repurchase agreements. Although the fund may do this to reduce losses, these measures may adversely affect the fund's efforts to achieve its objective.

THE FUND CANNOT ELIMINATE RISK OR ASSURE ACHIEVEMENT OF ITS OBJECTIVE. IF THE RISKS ABOVE ARE REALIZED YOU MAY LOSE MONEY ON YOUR INVESTMENT IN THE FUND.

PAST PERFORMANCE
----------------

Annual return includes the reinvestment of dividends and distributions and reflects fund expenses. As with all mutual funds, past performance does not guarantee future results.

The fund's average annual return is compared with the Russell 2000 Index, an unmanaged index consisting of broad-based common stocks. The Russell 2000 Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. While the fund does not seek to match the returns of the Russell 2000 Index, this index is a good indicator of market performance for small company stocks. You may not invest in the Russell 2000 Index, and unlike the fund, it does not incur fees or charges.

Although the fund has not operated for an entire calendar year, the following table provides some indication of the risks of investing in the fund by showing the fund's performance from inception through the end of fiscal year 1998, and by showing how the fund's annual return for such period compares with that of a broad measure of market performance.

AVERAGE ANNUAL TOTAL RETURN FOR LIFE OF THE FUND(1)

Investment Shares                            -30.90%
Institutional Shares                         -30.80%
Russell 2000 Index                            -7.64%


(1)Because the fund has been operating for less than one full fiscal year, average annual total return is shown for the period commencing with the fund's inception (March 9, 1998 for Investment Shares and March 29, 1998 for Institutional Shares) through December 31, 1998. Return shown for the Russell 2000 Index is for the period March 9, 1998 through December 31, 1998.

FEES AND EXPENSES
-----------------

SHAREHOLDER FEES (fees paid directly from your investment)

The fund is a 100% no-load fund, so you pay no sales charges (loads) to purchase, redeem or exchange shares.

ANNUAL FUND OPERATING EXPENSES (deducted directly from fund assets)

The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on our account statement, but instead reduce the total return you receive from your fund investment.

This table describes the fees and expenses that you pay if you buy and hold fund shares.

                                  Investment Shares         Institutional Shares

Management Fee                          1.00%                        1.00%
Distribution (12b-1) Fees               0.25%                        None
Other Expenses                          7.56%                        7.56%
Total Annual Fund                       8.81%                        8.56%
Operating Expenses
Fee Waiver and/or Expense               6.86%                        6.86%
Reimbursement*
NET OPERATING EXPENSES                  1.95%                        1.70%


* Under a written Investment Advisory Agreement ("Agreement") between the investment adviser and the fund, the investment adviser is obligated for as long as the Agreement remains in effect, to limit total fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for Investment Shares and 1.70% of the average daily net assets annually for Institutional Shares, and to waive such fees and expenses to the extent they exceed these amounts.

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses:

o $10,000 initial investment

o 5% total return on your investment each year

o fund operating expenses remain the same

o redemption at the end of each time period

o reinvestment of all dividends and distributions.

You pay the same amount in expenses whether you hold your shares or sell them at the end of each period. Your actual costs may be higher or lower because fund operating expenses change, so use this example for comparison only. Based on these assumptions at the end of each period your costs would be:

EXAMPLE COSTS
                              1 YEAR       3 YEARS       5 YEARS       10 YEARS

Investment Shares              $198         $612         $1,052         $2,275
Institutional Shares           $173         $536           $923         $2,009



[CALLOUT]
UNDERSTANDING EXPENSES Operating expenses are paid directly by the fund. As a result, you pay for them indirectly, as they reduce the fund's return.The higher the fund's expenses are, the lower its return. Fund expenses include management fees, 12b-1 fees (with respect to the Investment Shares), and administrative costs such as shareholder recordkeeping and reports, accounting services and custody fees.

THE FUND'S MANAGEMENT
---------------------

Ironwood Capital Management, LLC, the fund's manager, is located at One International Place, Boston, MA 02110 and was formed in August 1997, by Warren
J. Isabelle, CFA and Richard L. Droster.

ICM supervises the fund's investment activities and determines which securities are purchased or sold by the fund. ICM is responsible for all expenses in managing the fund. ICM receives an annual fee of 1.00% of the fund's average daily net assets. This fee is computed daily and paid monthly. For the year ended December 31, 1998, this fee was reimbursed to the fund in its entirety.

PORTFOLIO TURNOVER
------------------

Although the fund does not intend to engage in trading for short-term profits it may sell a portfolio security regardless of how long the security has been held. The annual portfolio turnover rate is not expected to exceed 50%. A turnover rate of 50% means that one half of the securities owned by the fund were replaced during the year. Significant portfolio turnover could increase expenses the fund incurs for securities trading, as well as increase the likelihood that the fund will have more short-term capital gain from investment income, which is not taxed at a preferred rate. Increased expenses and taxes could adversely affect the fund's overall performance, as they reduce the fund's return.
See "Fees and Expenses."

YEAR 2000 READINESS
-------------------

Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information after the year 2000. ICM is addressing this issue and is getting reasonable assurances from the fund's other major service providers that they are addressing these issues to preserve the smooth functioning of the fund's trading, pricing, shareholder, custodial and other operations. Also, ICM is investigating the vulnerability to year 2000 problems of companies selected for investment. Improperly functioning computers may disrupt securities markets or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial.

There is no guarantee that all problems will be avoided.


[CALLOUT]
Portfolio Management Mr. Isabelle, President of ICM, is the fund's portfolio manager. Until January 1997, Mr. Isabelle was Senior Vice President and head of Domestic Equity Manage ment for Pioneer Mutual Funds, and the portfolio manager of Pioneer Capital Growth Fund (from July 1990 through January 1997) and Pioneer Small Company Fund (from November 1995 through January 1997). From February 1997 through May 1997, Mr. Isabelle was Senior Vice President and Chief Investment Officer of Equities at Keystone Investment Management Company.

INFORMATION ABOUT YOUR ACCOUNT
------------------------------

This fund is a 100% no-load fund, which means that you may purchase, redeem or exchange shares directly at their net asset value without paying a sales charge. However, you may be charged a fee or have higher investment minimums if you buy, sell or exchange shares through a securities dealer, bank or financial institution.

PURCHASING SHARES
-----------------

OPENING AN ACCOUNT

You may purchase fund shares by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. banks. Third party checks will not be accepted. The fund reserves the right to wait until it receives acknowledgment to its satisfaction that a check has cleared and payment has been posted before issuing fund shares. A $20 charge will be imposed on any returned checks.

SHARE CLASSES

The fund offers two classes of shares: Investment Shares and Institutional Shares. Institutional Shares are offered to investors that meet the $500,000 minimum investment.

                                              To Open      Minimum      Minimum
Share Class                                  an Account    Addition     Balance
Investment Shares                             $1,000        $100        $1,000
IRAs                                          $1,000        $100        $1,000
AIP                                           $1,000        $100        $1,200
Institutional Shares                          $500,000      $50,000     $250,000


The fund may waive account minimums for Institutional Shares if it is economically feasible and in the best interests of the fund's shareholders. The fund has the right to reject any purchase order, or limit or suspend the offering of its shares.

DISTRIBUTION ARRANGEMENTS

The fund has adopted a plan under rule 12b-1 allowing it to compensate the fund's distributor for the sale and distribution of its Investment Shares. The distributor receives up to 0.25% of the average daily net assets of Investment Shares. Because this fee is paid on an ongoing basis, it may cost you more than other types of sales charges.


                          Opening an Account               Adding to an Account
By Mail         o Complete the application              o Make check payable
                o Make check payable                      to "ICM Series Trust." Be
                  to "ICM Series Trust."                  sure to include your account
                o Mail application and check to:          number on the check.
                  ICM Series Trust                      o Fill out investment slip and
                  P.O. Box 5536                           indicate the class of shares
                  Hauppauge, NY 11788-0132                you wish to purchase.
                                                        o Mail check with investment
                                                          slip to the address on the left.

By Wire         Mail your application to the            Wire funds to:
                above address, then call                 Fifth Third Bank
                1-800-472-6114 to obtain an              ABA: 042000314
                account number. Include your             ICM/Isabelle Small Cap Value Fund
                Taxpayer Identification Number.          DDA #: 72980503
                Wire funds using the instructions        Your name and account number
                at the right.

By              Mail your application with an           Shares are purchased once and/or
Automatic       authorized form to the address          twice a month, on the 1st, 15th, or
Investment      above, along with a check for           both days.
Plan (AIP)      your initial investment payable
                to "ICM Series Trust." Call
                1-800-472-6114 to obtain a form.

By                                                      Instructions must specify your
Electronic                                              account registration and fund account
Funds                                                   number preceded by 001 for
Transfer                                                Investment Shares or 101 for
(ACH)                                                   Institutional Shares.


Through a       Contact your financial professional.    Contact your financial professional.
Financial
Professional


DETERMINING SHARE PRICE
-----------------------

The price at which you buy or sell fund shares is the net asset per share price or NAV. The NAV is calculated for each class at the close of regular trading of the New York Stock Exchange "NYSE" (normally 4:00 p.m. Eastern standard time) each day the NYSE is open. It is not calculated on days the NYSE is closed for trading. The price for a purchase or redemption of fund shares is the NAV next calculated after receipt of your request. The NAV for each class can differ because each class may not have the same portfolio investments or number of shares outstanding.

Revised as of 8/23/99

When the fund calculates NAV, it values portfolio securities at the last current sales price on the market where the security is normally traded, unless ICM deems that price is not representative of market val- ues. This could happen if, after the close of the mar- ket, an event took place that had a major impact on the price of the fund's securities. Securities, which cannot be valued at closing prices, will be valued by ICM at fair value in accordance with procedures adopted by the trustees. If no sales occurred on a par- ticular day, the security is valued at the mean between the most recently quoted bid and asked price.

Selling Shares
--------------

WHAT YOU NEED TO KNOW WHEN SELLING SHARES

You may sell your shares on any day the fund is open for business. No redemption request will be processed until your shares have been paid for in full. This means if you purchased your shares by check, the redemption payment will be delayed until the fund has received acknowledgment to its satisfaction that the check has cleared and the funds have been posted. In times of drastic eco- nomic or market conditions, you may have difficulty selling shares by telephone.

Once your request has been "actually received" by the fund in "proper form" the fund will redeem shares at the next determined share price. "Proper form" means that the fund has actually received and processed your account application, all shares are paid for in full and all documentation including any required signature guarantees are included. "Actual receipt" by the fund, when by mail, means physical receipt at the fund's address listed below, or if by telephone, receipt by an authorized fund representative at the telephone number listed below. Generally, the fund pays redemp- tion proceeds by check within seven days after the request is actu- ally received by the fund. Payment is sent to the address of record.

SELLING YOUR SHARES

BY PHONE: Be sure to fill out the appropriate areas of the account application. You may redeem up to $50,000 per day by calling 1-800-472-6114. Shares held by retirement plans may not be redeemed by telephone.

BY MAIL: Send a letter of instruction including the account number, the dollar value or number of shares and any necessary signature guarantees (see next page) to: ICM Series Trust, P.O. Box 5536, Hauppauge, NY 11788-0132.


[CALLOUT]
Calculating NAV The price for each share class is deter-mined by adding the value of that class's investments, cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding for that class.

Revised as of 8/23/99

BY WIRE: Be sure to fill out the appropriate areas of the account application. Proceeds of $1,000 or more may be wired to your pre-designated bank account. There is a $20 charge for each wire redemption.

BY  SYSTEMATIC   WITHDRAWAL  PLAN:  For  further  information  on  a  systematic withdrawal plan, please call 1-800-472-6114.

Through a Financial Professional: Contact your financial professional.

SIGNATURE GUARANTEES
     A signature guarantee must be provided if:

     o you are redeeming shares worth more than $50,000

     o you want the proceeds sent to someone other than the owner of the account

     o you want the proceeds to be mailed to an address other than the address of record

     o the account registration has changed within the last 30 days

     o you want the proceeds wired to a bank not designated on your application.

Signature guarantees are accepted from most domestic banks and securities dealers. A notary public cannot provide a signature guarantee.

INVOLUNTARY REDEMPTION

If your account falls below the stated investment minimums, the fund may redeem your shares. Your account will not be redeemed if the balance falls below the minimum due to investment losses. You will receive notice 45 days prior to an involuntary redemption. If your account is redeemed the pro- ceeds will be sent to the address of record.

IN-KIND REDEMPTIONS

Although the fund expects to make redemptions in cash, it reserves the right make the redemption a distribution in-kind. This is done to protect the interests of the fund's remaining shareholders. An in-kind payment means you receive portfolio securities rather than cash. If this occurs, you will incur transaction costs when you sell the securities.


[CALLOUT]
SECURITY CONSIDERATIONS You may give up some level of security by choosing to buy or sell shares by telephone rather than by mail.The fund uses pro-cedures designed to give rea-sonable assurance that tele-phone instructions are genuine, including recording the transac-tions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the fund and its service providers are not liable for act-ing upon instructions communi-cated by telephone that they believe to be genuine.

DISTRIBUTIONS AND TAXES
-----------------------

DISTRIBUTIONS

The fund makes distributions to shareholders at least annually from two sources: net long-term capital gain and income dividends, if any. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid federal income or excise taxes. Most of the fund's distributions are expected to be from net long-term capital gains.

Unless you tell us that you want to receive your distributions in cash, all distributions will be automatically reinvested in additional full and fractional shares of the fund. Your other options are to receive checks for these payments or have them deposited into your bank account.

TAX CONSEQUENCES

The buying, selling and holding of mutual fund shares may result in a gain or a loss and is a taxable event. Distributions from the fund, whether received in cash or additional shares of the fund, may be sub-ject to federal income tax. Any net investment income and net short-term capital gain distributions you receive from the fund are taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

               Transaction                    Tax Status

               Income dividends               Ordinary income
               Short-term capital gains       Ordinary income
               Long-term capital gains        Capital gains



[CALLOUT]
TAX CONSIDERATIONS Unless your investment is in a tax-deferred account you may want to avoid:

     o Investing a large amount in the fund near the end of the cal-endar year; if the fund makes a capital gains distribution you will receive some of your investment back as a taxable distribution.

     o Selling shares at a loss for tax purposes and then making an identical investment within 30 days.The result is a wash sale and you will not be allowed to claim a tax loss.

If the fund's (1) income distributions exceed its net investment income and net short-term capital gains or (2) capital gain distributions exceed its net capital gains in any one year, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital is not taxed, it will reduce the cost basis of your shares.

The fund may be subject to foreign withholding taxes or other foreign taxes on some of its foreign investments. This will reduce the yield or total return on those investments. In addition, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

Your investment in the fund could have additional tax consequences. Please consult your tax advisor on state, local or other applicable tax laws.


[CALLOUT]
TAX-DEFERRAL Generally, if your investment is in a traditional IRA or other tax-deferred account, your divi-dends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.


[CALLOUT]
COST BASIS is the amount you paid for your shares.When you sell shares, you subtract the cost basis from the sale pro-ceeds to determine whether you realized an investment gain or loss. for example, if you bought $1000 worth of shares of the fund and sold them two years later at $1200, your cost basis on the shares is $1000 and your gain is $200.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights are intended to help you understand the fund's financial performance since it commenced operations through its fiscal year ended December 31, 1998. This information has been audited by Arthur Andersen LLP, whose report along with the fund's financial statements, are included in the annual report which is available upon request.

                                        Investment Class     Institutional Class
                                        for the period       for the period
                                        March 9, 1998*       March 29, 1998*
                                            through              through
                                        December 31, 1998    December 31, 1998

Net Asset Value, beginning of period           $10.00                 $10.00
Income from Investment Operations:
     Net investment loss                       (0.04)                 (0.04)
     Net losses on securities
     (both realized and unrealized)            (3.05)                 (3.04)
Total from investment operations               (3.09)                 (3.08)
Less Distributions:
   from net investment income                    0                       0
   from net realized gains                       0                       0
Total distributions                              0                       0

Net Asset Value, end of period                 $6.91                  $6.92

Total Return (not annualized)                 (30.90%)              (30.80%)

Ratios / Supplemental Data
   Net assets, end of period (in 000s)         $1,660                $3,734
   Ratio of expenses to average net assets:
     Before expense reimbursement(2)            8.81%(1)              8.56%(1)
     After expense reimbursement(2)             1.95%(1)              1.70%(1)
Ratio of net investment income (loss)
to average net assets:
   Before expense reimbursement(2)             (7.99%)(1)             (7.74%)(1)
   After expense reimbursement(2)              (1.13%)(1)             (0.88%)(1)
Portfolio turnover rate                        26.04%                 26.04%


* Commencement of investment operations

(1)Annualized

(2)Includes custody earnings credit.

ICM FUNDS
---------

FOR MORE INFORMATION
--------------------

Additional information about the fund's investments is available in the fund's semi-annual and annual reports to shareholders. The fund's annual report contains a discussion of the market conditions and investment strategies that affected the fund's performance over the past year.

You may want to read the statement of additional information (SAI) for more information on the fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is legally considered to be part of this prospectus.

To request free copies of the semi-annual and annual reports and the SAI, and to request other information or get answers to your questions about the fund, write or call:

     By Telephone: (800) 472-6114

     By Mail: ICM Series Trust
              150 Motor Parkway, Suite #109
              Hauppauge, NY 11788

     Via the Internet: View online or download text-only documents:

        ICM Series Trust:
             www.icmfunds.com

     Securities and Exchange Commission:
             www.sec.gov*


* You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, calling (800) SEC-0330, or by sending your request and the appropriate fee to the SEC's public reference section, Washington DC 20549-6009.

Investment Company Act
File Number: 811-08507
Revised as of August 23, 1999